THE GABELLI MATHERS FUND

                               SEMI-ANNUAL REPORT
                                  JUNE 30, 2002

                                                           [GRAPHIC OMITTED]
                                                       HENRY G. VAN DER EB PHOTO

                                                        HENRY G. VAN DER EB, CFA

TO OUR SHAREHOLDERS,

      The U.S. Federal Reserve's most aggressive monetary easing in its 89-year history (11 reductions in the Federal funds rate from 61/2% to 13/4% starting January 3rd and ending on December 11th of 2001) turned U.S. real GDP positive in the fourth quarter of 2001 and at least through the first half of 2002. The recession of 2001 started in January and apparently ended in December. It stopped the longest U.S. business expansion on record since 1854, after 10 years. This economic contraction, as measured by the decline in real GDP, was relatively mild compared to the 50% plunge in corporate profits, which was the biggest on record since the 1930's Depression.

      Conversely, stock prices de-linked from the economy by declining in the first half of 2002, ominously diverging from an 80-year historical precedent of rising sharply when recessions have ended. As investor confidence in the integrity of corporate America collapsed, stock prices followed by cascading downward with near panic selling in July, increasing the odds that 2002 will be a rare third consecutive down year for stocks. Since 1926, the S&P 500 has declined for two straight years only twice, 1973 - 74 and 2000 - 01, once for three successive years, 1939 thru `41, and once for four years, 1929 thru `32. Risks are now high that this severe decline in market value will tip the U.S. and global economies into a deflationary contraction beyond the control of the world's Central banks.



                                [GRAPHIC OMITTED]
OVER THE EDGE

The Gabelli Mathers Fund created a series of four weekly logarithmic charts each depicting a technical head and shoulders pattern.

The first in the series is a line chart of the Tokyo Nikkei. The x-axis shows years from 1983 to 1993 and the y-axis ranges from 10,000 to 40,000. Included on this chart is a trend line connecting two intervening troughs, or neckline, (21,563.90 on 12/31/87 and 20,221.70 on 10/5/90), and the accelerated decline after the index traded below that line.

The second in the series of charts is the Nasdaq Composite. The x-axis shows years 1994 to June 2002. The y-axis ranges from 700 to 5000. A trend line is drawn connecting two intervening troughs (1,357.09 on 10/9/98 and 1387.06 on 9/21/01)

The third in the series of charts is the Eurostoxx. The x-axis shows years from 1994 to June 2002. The y-axis shows a 300 point range from 100 to 400. A trend line is drawn connecting two intervening troughs (205.80 on 6/22/97 and 224.92 on 9/23/01).

The final chart in the series is the S&P 500 containing a technical head and shoulders pattern. The x-axis is from 1994 through June 2002. The trend line is drawn connecting two intervening troughs (923.32 on 10/9/98 and 944.75 on 9/21/01)

A question mark is placed on each of the 3 current head and shoulders pattern to pose the question: Does the head and shoulders pattern in the Tokyo Nikkei in 1989 indicate that once prices fall below the neckline an accelerated downtrend has been signaled.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

INVESTMENT PERFORMANCE

      From their all-time bubble tops in early 2000 to their July 2002 lows, this 28-month bear market has erased an amazing 75.8%, 46.2%, and 32.1% of the total bull market points gained by the Nasdaq Composite, the S&P 500 and Dow Jones Industrials, respectively, from their bear market lows in late 1974, nearly 28 years ago. As shown below, the percentage decline (excluding dividends) for various stock market indices, from their recent all-time closing highs to their July 23, 2002 closing lows, shows losses now approaching those of the entire 1929 to 1932 bear market.

      S&P SMALL CAP. 600         (29.5)%     S&P 500 INDEX               (47.8)%  NIKKEI 225               (73.7)%
      DOW JONES IND.             (34.3)      WILSHIRE 5000               (48.5)   SOXX SEMI. INDEX         (74.5)
      RUSSELL 2000               (39.9)      VALUELINE COMP. (GEO)       (49.6)   NASDAQ COMPOSITE         (75.7)
      DOW JONES TRANS.           (42.9)      DOW JONES UTILITY           (53.9)   NASDAQ 100               (80.9)
      FINANCIAL TIMES 100        (44.3)      BIOTECH INDEX               (61.9)   INTERNET INDEX           (89.9)

      The Gabelli Mathers Fund total return for the six months ended June 30, 2002 was (9.71)% vs. (13.16)% for the S&P 500 and (25.01)% for the Nasdaq
Composite. After earning positive returns in each of the last three years (1999:
+5.73%,  2000:  +5.02%,  2001:  +4.25%)  which  compound to +15.75%,  the Fund's negative return for the first half, while less than the decline in the S&P 500, is nevertheless out of sync. Despite diligent research, the loss of value occurred in special situation


                                [GRAPHIC OMITTED]
          U.S. STOCK MARKET CAPITALIZATION AS A PERCENT OF NOMINAL GDP

The Gabelli Mathers Fund prepared this line graph with data provided by Topline Investment Graphics, Boulder, CO. The line is the ratio of stock market capitalization to nominal GDP. The chart's X-axis represents years, from 1926 through 2002 and its Y-axis shows percentage points, from 1 to 185. The average, since 1926, has been 54.0%. The high points (August 1929, 81.4%; November 1968, 77.7%; December 1972, 78.0% and March 2000, 183.3%) were all followed by severe bear markets. The July 2002 value is 80.6%. Note: Total market value of U.S. stocks would have to decline 33% to reach the 76-year average ratio of 54.0%.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

long positions, comprising relatively small percentages of the Fund's assets, and in no way reflects any change in our long-standing bearish strategy and outlook for the market. These stocks were negatively impacted by unpredictable occurrences of improbable company-specific events as well as the precipitous decline in the general market triggered by corporate accounting fraud.

      From another perspective, the S&P 500's total return decline from its March 24, 2000 all-time high to its July 23, 2002 low was (46.16)% vs. (3.21)% for the Gabelli Mathers Fund. Additionally, the Fund's total return, from the December 23, 1974 major bear market bottom to the July 23, 2002 low, is 2,208.09% vs. 1,942.49% for the S&P 500.

SHOWDOWN: REAL INTEREST RATES VS. DEFLATION

      Secular deflationary pressures plus systemic and specific risks are increasing and rapidly approaching a deflationary inflection point, potentially posing the greatest economic threat to U.S. capitalism and democracy since 1929
- 32. Risk factors include: excessive consumer and business debt -- deteriorating credit quality and availability -- a rising current account deficit and weak U.S. dollar - slowing U.S. economic growth and falling stock prices -- investor confidence, corporate governance, and accounting crises -- and U.S. geopolitical and terrorist vulnerability. Deflation

                                [GRAPHIC OMITTED]
                THE BUBBLE IN STOCKS: AN HISTORICAL PERSPECTIVE

The Gabelli Mathers Fund prepared this line graph with data provided by BCA Research. This chart reflects the Standard & Poor's 500 stock index adjusted for inflation. The x-axis reflects the years from 1871 through 2002 and its y-axis is on a logarithmic scale and extends from 15 to 260. The long-term least squares trend line from 1871 through June 2002 is also on the chart. The chart is a line chart with monthly data and shows the extreme overvaluation (measured as the divergence above the trend line) in the S&P 500 index. Current level is approximately 191, almost 95 points above the least squares trend line.

Also contained within the chart is a table of data as follows:

S&P 500              PRICE           DIVIDEND            P/E
1928 - 2002          BOOK            YIELD %            RATIO
-----------          -----           --------           -----
5 Major Bottoms      0.9               7.14               7.8
Long-term Average    1.9               3.82              14.7
6 Major Tops         2.4               2.94              20.2
---------

Sep. '29 Top         3.6               2.86              21.1
Aug. '87 Top         2.5               2.58              22.9
Mar. '00 Top         7.3               1.10              31.7
July '02             4.0               1.82              35.0

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.

                                [GRAPHIC OMITTED]
       TOTAL CREDIT MARKET DEBT (ALL SECTORS) AS % OF U.S. ECONOMY (GDP)

The chart contained here is a line graph displaying the amount of total credit market debt as a percentage of GDP for an 88-year period ending June 2002. The x-axis displays years from 1914 to 2002 and the y-axis is the ratio of debt level to GDP from 100% to 290%. The chart shows two debt bubbles. The first begins in 1917 at approximately 100%, peaks in 1930 at 260% and ends in 1937 at a level of approximately 118%. The current debt bubble began in 1980 at approximately 130% and reached 290% in June 2002.

A hard copy is available by calling the Gabelli Mathers Fund at 800-962-3863.


erodes the ability to service and pay down debt, since the dollar amount of debt remains the same while incomes and asset prices fall. A downward price spiral occurs during a credit collapse because sellers are forced to liquidate assets at progressively lower prices in order to raise cash.

      If the debt laden U.S. economy is to sustain recovery, real interest rates (nominal minus inflation) must remain zero or negative for many months, in order to make debt service and repayment easier as well as spark new credit creation. However, since the nominal Federal funds interest rate is currently a very low 13/4%, and may be cut again, even mild deflation will turn the real Federal funds rate positive, increasing the risks of a classic liquidity trap and destructive deflationary spiral.

      As always, we hope for the best but are prepared for the worst.

                                                 /S/SIGNATURE OMITTED

                                                 Henry Van der Eb, CFA
                                                 President and Portfolio Manager

July 23, 2002

TAX LOSS CAPITAL GAIN OFFSET

      The Fund's tax loss carryforward from prior years is expected to offset any net realized portfolio capital gains in 2002, as was the case in 2001. Capital gains realized on investments in 2003 and future years are also expected to be offset until the carryforward is either used up or expires. Consequently, there will be no capital gains distribution until such time.

WWW.GABELLI.COM

      Please visit us on the Internet. The Gabelli home page at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can e-mail us at info@gabelli.com.

MINIMUM INITIAL INVESTMENT

      The Fund's minimum initial investment is $1000 for regular and $250 for all retirement accounts, with no subsequent minimums. No initial minimum is required for accounts starting an Automatic Investment Plan. The Gabelli Mathers Fund and other Gabelli Mutual Funds are available through no-transaction fee programs at many major discount brokerage firms.

              GROWTH OF $10,000 INVESTMENT IN GABELLI MATHERS FUND
                                LOGARITHMIC SCALE

PERCENT AVERAGE ANNUAL RETURNS *

                                          1 YR       2 YRS      3 YRS       5 YRS     10 YRS     25 YRS     37 YRS**
      GABELLI MATHERS FUND               (8.45)     (1.52)      0.94        0.43       0.89       9.27       10.51
      Standard & Poor's 500              (17.99)    (16.44)    (9.18)       3.67       11.43      13.33      10.53


* All periods ended 6-30-02. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.

**    From commencement of investment operations on August 19, 1965.

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period covered in this report. The manager's views are subject to change at any time based on market and other conditions. The Standard & Poor's 500, the Dow Jones Industrial Average and the Nasdaq Composite and other indices shown in the table on page 2 are unmanaged indicators of stock market performance.

                                [GRAPHIC OMITTED]
             GROWTH OF A $10,000 INVESTMENT IN GABELLI MATHERS FUND
'65                     10,000         10,000
                        12,034          9,653
                        18,675         10,688
                        24,742         12,121
                        27,643         12,263
'70                     20,500          9,461
                        32,396         13,421
                        41,286         14,863
                        27,540         14,889
                        21,407         12,739
'75                     28,750         14,789
                        33,924         16,859
                        41,129         16,932
                        50,509         16,954
                        62,640         19,264
'80                     84,071         22,567
                       106,072         27,189
                        80,700         24,082
                       131,885         38,775
                       114,119         36,991
'85                    144,393         48,402
                       182,868         65,740
                       225,834         82,313
                       260,337         76,629
                       277,976         92,328
'90                    307,230        107,536
                       333,781        115,485
                       345,506        130,927
                       362,477        148,725
                       350,229        150,816
'95                    368,828        190,069
                       359,097        239,482
                       369,287        322,590
                       371,036        419,838
                       366,934        516,020
'00                    389,092        553,359
                       412,190        471,275
                       377,366        386,346

THE GABELLI MATHERS FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       MARKET
   SHARES                                              COST            VALUE
   ------                                              ----           -------
           COMMON STOCKS -- 3.2%
           AEROSPACE -- 0.0%
       500 Armor Holdings Inc.+ ..................   $    12,575    $    12,750
                                                     -----------    -----------
           BUSINESS SERVICES -- 0.0%
       500 Hewitt Associates Inc.+ ...............        11,900         11,650
                                                     -----------    -----------
           COMPUTER HARDWARE -- 0.0%
       500 Hewlett-Packard Co. ...................         7,530          7,640
                                                     -----------    -----------
           COMPUTER SOFTWARE AND SERVICES -- 0.1%
     1,000 Electronic Data Systems
             Corp. ...............................        38,250         37,150
                                                     -----------    -----------
           ENERGY AND UTILITIES: OIL -- 2.7%
   645,000 Petroleum Geo-Services
             ASA, ADR+ ...........................     4,486,867      2,322,000
                                                     -----------    -----------
           FOOD AND BEVERAGE -- 0.2%
       500 Constellation Brands Inc.+ ............        15,525         16,000
     2,500 Del Monte Foods Co.+ ..................        29,125         29,500
     5,000 Fleming Companies Inc. ................        91,500         90,750
       500 McCormick & Co. Inc. ..................        12,575         12,875
                                                     -----------    -----------
                                                         148,725        149,125
                                                     -----------    -----------
           PUBLISHING -- 0.0%
       500 News Corp. Ltd., ADR ..................        11,475         11,465
                                                     -----------    -----------
           RETAIL -- 0.0%
     1,000 SUPERVALU Inc. ........................        24,740         24,530
                                                     -----------    -----------
           TELECOMMUNICATIONS -- 0.2%
     1,000 America Movil SA de CV,
             Cl. L, ADR ..........................        13,650         13,400
     5,000 AT&T Corp. ............................        52,000         53,500
     5,000 Deutsche Telekom AG, ADR ..............        46,250         46,550
     1,000 Motorola Inc. .........................        14,720         14,420
                                                     -----------    -----------
                                                         126,620        127,870
                                                     -----------    -----------
           WIRELESS COMMUNICATIONS -- 0.0%
     2,000 AT&T Wireless Svcs. Inc.+ .............        11,400         11,700
                                                     -----------    -----------
           TOTAL COMMON STOCKS ...................     4,880,082      2,715,880
                                                     -----------    -----------

 PRINCIPAL
  AMOUNT
 --------

           U.S. GOVERNMENT OBLIGATIONS -- 81.5%
           U.S. TREASURY BILLS-- 81.5%
$70,000,000  U.S. Treasury Bill,
             1.680%++, 07/18/02 ..................   $69,944,467    $69,944,467
                                                     -----------    -----------

  PRINCIPAL                                                           MARKET
   AMOUNT                                              COST            VALUE
   ------                                              ----           -------
           REPURCHASE AGREEMENTS -- 15.8%
$5,000,000 ABN AMRO, 1.920%, dated
             06/28/02, due 07/01/02,
             proceeds at maturity,
             $5,000,800 (a) ......................   $ 5,000,000    $ 5,000,000
 3,614,958 State Street Bank & Trust Co.,
             1.870%, dated 06/28/02,
             due 07/01/02, proceeds at
             maturity, $3,615,522 (b) ............     3,614,958      3,614,958
 5,000,000 Warburg Dillon Reed, 1.920%,
             dated 06/28/02, due
             07/01/02, proceeds at
             maturity, $5,000,800 (c) ............     5,000,000      5,000,000
                                                     -----------    -----------
           TOTAL REPURCHASE
             AGREEMENTS ..........................    13,614,958     13,614,958
                                                     -----------    -----------
           TOTAL INVESTMENTS --
             100.5% ..............................   $88,439,507     86,275,305
                                                     ===========    ===========
           OTHER ASSETS AND LIABILITIES (NET) -- (0.5)% ........       (415,075)
                                                                    -----------
           NET ASSETS -- 100.0% ................................    $85,860,230
                                                                    ===========

           SECURITIES SOLD SHORT
    SHARES COMMON STOCK                                PROCEEDS    MARKET VALUE
     ----- -----------                                ----------   ------------
     1,000 Federal Signal Corp. ..................   $   (23,369)   $   (24,000)
     1,000 Hunt (J.B.) Transport Svcs. Inc.+ .....       (30,669)       (29,520)
                                                     -----------    -----------
           TOTAL SECURITIES
             SOLD SHORT ..........................   $   (54,038)   $   (53,520)
                                                     ===========    ===========

----------------
           For Federal tax purposes:
           Aggregate cost ......................................    $88,439,507
                                                                    ===========
           Gross unrealized appreciation .......................    $     3,535
           Gross unrealized depreciation .......................     (2,167,737)
                                                                    -----------
           Net unrealized appreciation/(depreciation) ..........    $(2,164,202)
                                                                    ===========
----------------
 (a)   Collateralized by U.S. Treasury Bond, 8.750%, due 08/15/20,
       market value $5,105,168.
 (b)   Collateralized by U.S. Treasury Bond, 8.500%, due 2/15/20,
       market value $3,692,769.
 (c)   Collateralized by U.S. Treasury Bond, 10.000%, due 05/15/10,
       market value $5,097,978.
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.


                 See accompanying notes to financial statements.

                            THE GABELLI MATHERS FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS:
   Investments at value (cost $74,824,549) ....................    $ 72,660,347
   Repurchase Agreements at value
     (cost $13,614,958) .......................................      13,614,958
   Receivable for investments sold ............................       4,897,487
   Dividends and interest receivable ..........................           2,164
                                                                   ------------
   TOTAL ASSETS ...............................................      91,194,958
                                                                   ------------
LIABILITIES:
   Securities sold short (proceeds $54,038) ...................          53,520
   Payable for investments purchased ..........................       5,090,833
   Payable for investment advisory fees .......................          70,840
   Payable for Fund shares redeemed ...........................          24,268
   Payable for distribution fees ..............................          17,710
                                                                   ------------
   TOTAL LIABILITIES ..........................................       5,334,728
                                                                   ------------
   NET ASSETS applicable to 7,762,744
     shares outstanding .......................................    $ 85,860,230
                                                                   ============
NET ASSETS CONSIST OF:
   Shares of beneficial interest, at par value ................    $  7,762,744
   Additional paid-in capital .................................     123,446,999
   Accumulated net investment income ..........................          39,254
   Accumulated net realized gain/(loss) on
     investments ..............................................     (43,225,083)
   Net unrealized appreciation/(depreciation)
     on securities sold short .................................             518
   Net unrealized appreciation/(depreciation)
     on investments ...........................................      (2,164,202)
                                                                   ------------
   NET ASSETS .................................................    $ 85,860,230
                                                                   ============
   NET ASSET  VALUE,  offering  and  redemption
     price  per  share  ($85,860,230 (DIVIDE)
     7,762,744 shares  outstanding;  100,000,000
     shares authorized of $1.00 par value) ....................         $ 11.06
                                                                   ============

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Interest ...................................................    $    795,027
                                                                   ------------
   TOTAL INVESTMENT INCOME ....................................         795,927
                                                                   ------------
EXPENSES:
   Investment advisory fees ...................................         464,065
   Distribution fees ..........................................         116,016
   Trustees' fees .............................................          43,887
   Shareholder services fees ..................................          35,704
   Custodian fees .............................................          30,348
   Shareholder communications expenses ........................          23,803
   Legal and audit fees .......................................          15,027
   Registration fees ..........................................          11,405
   Dividends on securities sold short .........................           4,649
   Miscellaneous expenses .....................................          20,376
                                                                   ------------
   TOTAL EXPENSES .............................................         765,280
                                                                   ------------
   NET INVESTMENT INCOME ......................................          30,647
                                                                   ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS AND SECURITIES SOLD SHORT:
   Net realized gain/(loss) on investments ....................      (8,369,044)
   Net realized gain/(loss) on securities sold short ..........          78,925
   Net change in unrealized appreciation/
     (depreciation) on investments and
     securities sold short ....................................        (997,828)
                                                                   ------------
   NET REALIZED AND UNREALIZED GAIN/(LOSS)
     ON INVESTMENTS AND SECURITIES
     SOLD SHORT ...............................................      (9,287,947)
                                                                   ------------
   NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS ..........................................    $ (9,257,300)
                                                                   ============


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                 SIX MONTHS ENDED
                                                                                   JUNE 30, 2002        YEAR ENDED
                                                                                    (UNAUDITED)      DECEMBER 31, 2001
                                                                                 ----------------    ------------------
OPERATIONS:
  Net investment income .......................................................     $    30,647         $ 2,430,326
  Net realized gain/(loss) on investments .....................................      (8,369,044)          1,262,507
  Net realized gain/(loss) on securities sold short ...........................          78,925            (939,608)
  Net change in unrealized appreciation/(depreciation) on investments
    and securities sold short .................................................        (997,828)          1,365,795
                                                                                    -----------         -----------
  NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .............      (9,257,300)          4,119,020
                                                                                    -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income .......................................................              --          (2,311,917)
                                                                                    -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................              --          (2,311,917)
                                                                                    -----------         -----------
SHARE TRANSACTIONS:
  Net decrease in net assets from shares of beneficial interest transactions ..      (2,775,588)         (3,769,379)
                                                                                    -----------         -----------
  NET DECREASE IN NET ASSETS ..................................................     (12,032,888)         (1,962,276)
NET ASSETS:
  Beginning of period .........................................................      97,893,118          99,855,394
                                                                                    -----------         -----------
  End of period ...............................................................     $85,860,230         $97,893,118
                                                                                    ===========         ===========

                 See accompanying notes to financial statements.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Mathers Fund (the "Fund") was organized on June 17, 1999 as a Delaware business trust. The Fund commenced investment operations on October 1, 1999 as the successor to the Mathers Fund, Inc. (the "Mathers Fund") which was organized on March 31, 1965 as a Maryland corporation. The Mathers Fund commenced investment operations on August 19, 1965. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long-term capital appreciation.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Trustees. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2002, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles in the United States. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $34,916,555. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $4,819,701 of the loss carryforward is available through 2003; $22,226,886 is available through 2004; and $7,869,968 is available through 2006.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. On October 1, 1999, the Fund's Board of Trustees adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2002, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $116,016, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the six months ended June 30, 2002, other than short term securities, aggregated $24,678,131 and $20,296,696, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2002, the Fund paid brokerage commissions of $148,424 to Gabelli & Company, Inc.

7. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                            SIX MONTHS ENDED                   YEAR ENDED
                             JUNE 30, 2002                 DECEMBER 31, 2001
                      --------------------------     ---------------------------
                        SHARES         AMOUNT          SHARES         AMOUNT
                      ---------      -----------     ----------     -----------
Shares sold             369,373      $ 4,296,621      1,343,699     $16,580,871
Shares issued upon
  reinvestment
  of dividends               --               --        172,503       2,118,330
Shares redeemed        (598,148)      (7,072,209)    (1,812,168)    (22,468,580)
                      ---------      -----------     ----------     -----------
    Net decrease       (228,775)     $(2,775,588)      (295,966)    $(3,769,379)
                      =========      ===========     ==========     ============

THE GABELLI MATHERS FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------


8. FINANCIAL HIGHLIGHTS. Selected data for a share of beneficial interest outstanding throughout each period:



                                        SIX MONTHS ENDED                 YEAR ENDED DECEMBER 31,
                                         JUNE 30, 2002     ------------------------------------------------------------
                                           (UNAUDITED)       2001       2000         1999(A)       1998          1997
                                       ------------------  ------      ------       --------     --------      --------

OPERATING PERFORMANCE:
   Net asset value, beginning of period ...   $ 12.25      $ 12.05     $ 11.94      $  11.73     $  13.06      $  13.27
                                              -------      -------     -------      --------     --------      --------
   Net investment income ..................        --         0.30        0.49          0.46         0.58          0.53
   Net realized and unrealized
     gain/(loss) on investments ...........     (1.19)        0.21        0.11          0.21        (1.26)        (0.13)
                                              -------      -------     -------      --------     --------      --------
   Total from investment operations .......     (1.19)        0.51        0.60          0.67        (0.68)         0.40
                                              -------      -------     -------      --------     --------      --------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..................        --        (0.31)      (0.49)        (0.46)       (0.65)        (0.61)
                                              -------      -------     -------      --------     --------      --------
   Total distributions ....................        --        (0.31)      (0.49)        (0.46)       (0.65)        (0.61)
                                              -------      -------     -------      --------     --------      --------
   NET ASSET VALUE, END OF PERIOD .........   $ 11.06      $ 12.25     $ 12.05      $  11.94     $  11.73      $  13.06
                                              =======      =======     =======      ========     ========      ========
   Total return+ ..........................   (9.71)%        4.25%       5.02%         5.73%      (5.21)%         3.01%
                                              =======      =======     =======      ========     ========      ========
RATIOS TO AVERAGE NET ASSETS
   AND SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...   $85,860      $97,893     $99,855      $104,693     $108,548      $138,404
   Ratio of net investment income
     to average net assets ................     0.07%(b)(c)  2.45%       3.79%         3.50%        4.56%         3.96%
   Ratio of operating expenses
     to average net assets ................     1.65%(b)(c)  1.35%(b)    1.34%(b)      1.24%(b)     1.16%(b)      1.07%
   Portfolio turnover rate ................      354%        1013%        977%          922%          67%           50%

--------------------------------

(a) Gabelli Funds, Inc. became the sole investment adviser of the Fund on October 1, 1999. (See Note 3)
(b) The Fund incurred dividend expense on securities sold short for the six months ended June 30, 2002 and the years ended December 31, 2001, 2000, 1999 and 1998. If the dividend expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.64%, 1.33%, 1.31%, 1.24%, and 1.12%, respectively.
(c)   Annualized.
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.

                    THE GABELLI MATHERS FUND
                      One Corporate Center
                    Rye, New York 10580-1422
                          1-800-GABELLI
                        [1-800-422-3554]
                       FAX: 1-914-921-5118
                     HTTP://WWW.GABELLI.COM
                    E-MAIL: INFO@GABELLI.COM
        (Net Asset Value may be obtained daily by calling
                 1-800-GABELLI AFTER 6:00 P.M.)


                   BOARD OF TRUSTEES
   Mario J. Gabelli, CFA          Karl Otto Pohl
   CHAIRMAN AND CHIEF             FORMER PRESIDENT
   INVESTMENT OFFICER             DEUTSCHE BUNDESBANK
   GABELLI ASSET MANAGEMENT INC.

   E. Val Cerutti                 Anthony R. Pustorino
   CHIEF EXECUTIVE OFFICER        CERTIFIED PUBLIC ACCOUNTANT
   CERUTTI CONSULTANTS, INC.      PROFESSOR, PACE UNIVERSITY

   Anthony J. Colavita            Werner J. Roeder, MD
   ATTORNEY-AT-LAW                VICE PRESIDENT/MEDICAL AFFAIRS
   ANTHONY J. COLAVITA, P.C.      LAWRENCE HOSPITAL CENTER

   Vincent D. Enright             Jack O. Vance
   FORMER SENIOR VICE PRESIDENT   MANAGING DIRECTOR
   AND CHIEF FINANCIAL OFFICER    MANAGEMENT RESEARCH INC.
   KEYSPAN ENERGY CORP.

   Jon P. Hedrich                 Henry G. Van der Eb, CFA
   FORMER PRESIDENT AND PARTNER   PRESIDENT AND CHIEF
   STEINER DIAMOND INSTITUTIONAL  EXECUTIVE OFFICER
   SERVICES                       THE GABELLI MATHERS FUND

   Robert E. Kohnen               Anthonie C. van Ekris
   FORMER VICE PRESIDENT AND      MANAGING DIRECTOR
   INVESTMENT MANAGER             BALMAC INTERNATIONAL, INC.
   PROTECTION MUTUAL INSURANCE

               OFFICERS AND PORTFOLIO MANAGER
   Henry G. Van der Eb, CFA       Anne E. Morrissy, CFA
   PRESIDENT AND                  EXECUTIVE VICE PRESIDENT
   PORTFOLIO MANAGER

   Bruce N. Alpert                James E. McKee
   EXECUTIVE VICE PRESIDENT       SECRETARY
   AND TREASURER

   Heidi M. Stubner               Edith L. Cook
   VICE PRESIDENT                 VICE PRESIDENT

                        DISTRIBUTOR
                    Gabelli & Company, Inc.
         CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
              State Street Bank and Trust Company
                       LEGAL COUNSEL
           Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Mathers Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------

GAB1726Q202SR

[GRAPHIC OMITTED]
MARIO GABELLI PHOTO

THE
GABELLI
MATHERS
FUND
                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2002